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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2004



                           WRIGHT MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                     000-32883                  13-4088127
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



           5677 Airline Road,
          Arlington, Tennessee                                38002
(Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (901) 867-9971


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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


Item 2.02. Results of Operations and Financial Condition.

On October 26, 2004, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99 to this report.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibit is being furnished as part of this report:

Exhibit
 Number                            Description
-------  -----------------------------------------------------------------------

  99     Press release issued by Wright Medical Group, Inc. on October 26, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004

                                                      WRIGHT MEDICAL GROUP, INC.


                                                      By: /s/ Laurence Y. Fairey
                                                          ----------------------
                                                          Laurence Y. Fairey
                                                          President and Chief
                                                          Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                             Description
-------  -----------------------------------------------------------------------

 99      Press release issued by Wright Medical Group, Inc. on October 26, 2004.